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                                                                    Exhibit 10.3

                AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT

                 AMENDMENT (this "AGREEMENT") dated as of May 30, 1996 to the Registration Rights Agreement dated as of March 30, 1996 (the "REGISTRATION RIGHTS AGREEMENT") between Aetna Inc., a Connecticut corporation (formerly known as Butterfly, Inc.) (the "COMPANY"), and Leonard Abramson (the "SHAREHOLDER").

                 The parties hereto agree as follows:

                 ARTICLE I. Amendment of Section 1.1. The definition of "Merger Agreement" in Section 1.1 of the Registration Rights Agreement is amended to read as follows:

                 "MERGER AGREEMENT" means the Agreement and Plan of Merger dated as of March 30, 1996 among Aetna Life and Casualty Company, a Connecticut insurance corporation, U.S. Healthcare, Inc., a Pennsylvania corporation, the Company, Antelope Sub, Inc., a Connecticut corporation, and New Merger Corporation, a Pennsylvania corporation, as the same may be amended from time to time.

                 ARTICLE II. Amendment of Section 3.1(b). Subparagraph 3.1(b) of the Registration Rights Agreement is amended to read as follows:

                 (b) The Company will, if requested, prior to filing the Shelf Registration Statement or any amendment or supplement thereto (but not including any document incorporated by reference in the Shelf Registration Statement), furnish to Shareholder and each applicable managing Underwriter, if any, without charge, copies thereof, and thereafter furnish to Shareholder and each such Underwriter, if any, without charge, such number of copies of such registration statement, amendment and supplement thereto (including all exhibits thereto and any document incorporated by reference in the Shelf Registration Statement) and the prospectus included in such registration statement (including each preliminary prospectus) as Shareholder or each such Underwriter may reasonably request in order to facilitate the sale of the Registrable Securities.
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                 ARTICLE III. Amendment of Section 5.3. Section 5.3 of the
Registration Rights Agreement is amended to read as follows:

                 5.3. Holdback Agreements. Shareholder agrees not to offer, sell, contract to sell or otherwise dispose of any Registrable Securities, or any securities convertible into or exchangeable or exercisable for such securities, including any sale pursuant to Rule 144 under the 1933 Act, during the 14 days prior to, and during the 90-day period beginning on, the effective date of a registration statement for any shares of Common Stock or Preferred Stock (other than (a) the Shelf Registration Statement, (b) any registration statement on Form S-8 or (c) a registration statement on Form S-4 relating to the transactions contemplated by the Merger Agreement); provided that, notwithstanding this Section 5.3, Shareholder may sell Registrable Securities pursuant to and in accordance with Sections 2.2 and 2.3.

                 ARTICLE IV. Amendment of Section 5.4. Section 5.4 of the Registration Rights Agreement is amended by replacing the word "Adonis" with the words "U.S. Healthcare".

                 ARTICLE V. Amendment of Section 5.5. Section 5.5 of the Registration Rights Agreement is amended to read as follows:

                 5.5. Notices. All notices, requests and other communications to either party hereunder shall be in writing (including telecopy or similar writing) and shall be given,

                 if to the Company, to:

                          Aetna Inc.
                          c/o Aetna Life and Casualty Company
                          151 Farmington Avenue
                          Hartford, CT  06156-7505
                          Telecopier:  860-549-6755
                          Attention:   Richard L. Huber
                                       Vice Chairman

                 and

                          Aetna Inc.
                          c/o U.S. Healthcare, Inc.
                          980 Jolly Road
                          P.O. Box 1109
                          Blue Bell, PA  19422
                          Telecopier:  215-283-6401
                          Attention:   David Simon

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                 with a copy to:

                          Davis Polk & Wardwell
                          450 Lexington Avenue
                          New York, New York  10017
                          Telecopier:   212-450-4800
                          Attention:  David L. Caplan

                 if to Shareholder, to:

                          Leonard Abramson
                          376 Regatta Drive
                          Jupiter, FL  33477
                          Telecopier:  407-745-1114

                 with a copy to:

                          Brown & Wood
                          One World Trade Center
                          New York, New York  10048
                          Telecopier:   212-839-5599
                          Attention:  Howard G. Godwin, Jr.

or such other address or telecopier number as such party may hereafter specify for the purpose by notice to the other party hereto. Each such notice, request or other communication shall be effective when delivered at the address or telecopy number specified in this Section 5.5.

                 ARTICLE VI. Governing Law. This Agreement shall be construed in accordance with and governed by the laws of the State of New York, without regard to the conflicts of law rules of such state.

                 ARTICLE VII. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

                 ARTICLE VIII. Force and Effect. Except as expressly amended hereby, the Registration Rights Agreement shall remain in full force and effect.

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                 IN WITNESS WHEREOF, the parties hereto have caused this
Agreement to be duly executed as of the day and year first above written.

                              AETNA INC. (formerly
                              known as Butterfly, Inc.)

                              By: /s/  Richard Huber
                                 -----------------------------
                                 Name:  Richard Huber
                                 Title: Vice President


                               /s/  Leonard Abramson
                              --------------------------------
                              LEONARD ABRAMSON

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